UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 7, 2003 (Date of earliest event reported)

RADYNE COMSTREAM INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-11685	11-2569467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3138 East Elwood Street, Phoenix, Arizona 85034

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (602) 437-9620

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          99.1  Press Release dated May 7, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     References to “we,” “our” and “us” in this Current Report on Form 8-K refer to Radyne ComStream Inc. and consolidated subsidiaries.

     On May 7, 2003, we announced in a press release information concerning our first quarter earnings for the quarterly period ended March 31, 2003. A copy of this press release, including information concerning forward-looking statements and factors that may affect our future results, is attached hereto as Exhibit 99.1. This press release is being furnished, not filed, under Item 12 in this Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADYNE COMSTREAM INC.
(Registrant)

/s/ Richard P. Johnson

(Signature)

Richard P. Johnson
Chief Financial Officer
Date: May 7, 2003

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Radyne ComStream Inc. Press Release dated May 7, 2003 titled “Radyne ComStream Announces First Quarter 2003 Earnings”